UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 30, 2014

SYMETRA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33808	20-0978027
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

777 108th Avenue NE, Suite 1200 Bellevue, Washington	98004
(Address of principal executive offices)	(zip code)
Registrant’s telephone number, including area code: (425) 256-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

On Thursday, October 30, 2014, Symetra Financial Corporation (“Symetra”) provided notice to White Mountains Advisors LLC (“WMA”) that, effective December 31, 2014, Symetra is terminating the Investment Management Agreement (the “Agreement”) dated as of June 1, 2011, between WMA, Symetra, and certain of Symetra’s affiliated companies. Notice was given in accordance with Section 21 of the Agreement and neither Symetra nor any of its affiliated companies will incur termination penalties.

As previously disclosed on a Form 8-K filed on June 23, 2014, Symetra and WMA are currently negotiating a new investment management agreement, which the parties expect to become effective January 1, 2015, thereby replacing the Agreement being terminated. WMA is a subsidiary of White Mountains Insurance Group, Ltd., which owns approximately 17% of Symetra’s common stock.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of current or historical facts, included or referenced in this report that address activities, events or developments that we expect or anticipate will or may occur in the future are forward-looking statements. The word “expect” and similar expressions also are intended to identify forward-looking statements. In particular, statements predicated on the completion of a new agreement are forward-looking in nature. Management cannot offer assurances that such agreement will be implemented. Similarly, we cannot assure the reader that management will not deviate from the plans or expectations expressed herein. Factors that could cause us to deviate from our plans or fall short of our expectations regarding these matters include our ability to reach agreement on the terms of a new agreement, the timing of the appropriate regulatory approvals, and the possibility that we may incur unexpected costs or operational restrictions in connection with this process.

The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. Additional factors are described from time to time in Symetra’s filings with the U.S. Securities and Exchange Commission, including those in Symetra’s 2013 Annual Report on Form 10-K and the 2014 Quarterly Reports on Form 10-Q. Consequently, all of the forward-looking statements made in this report are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Symetra will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Symetra or its business or operations. Symetra assumes no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMETRA FINANCIAL CORPORATION
/s/ David S. Goldstein
By:	David S. Goldstein
Title:	Senior Vice President, General Counsel and Secretary

Date: November 5, 2014